SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant To Section 14(a) Of
                    The Securities Exchange Act Of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:
[_]  Preliminary Proxy Statement
[_] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
[_]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[X]  Soliciting Material Pursuant to Section 240.14a-12

                         ICN Pharmaceuticals, Inc.
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              (Name of Registrant as Specified in its Charter)

                                    N/A
          --------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act
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paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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ICN Pharmaceuticals, Inc. issued the following press release on April 8, 2002.

Press Release

SOURCE: ICN Pharmaceuticals

ICN Pharmaceuticals Sets Annual Meeting and Record Date

COSTA MESA, Calif., April 8 /PRNewswire-FirstCall/ -- ICN Pharmaceuticals (NYSE: ICN - news) today declared the record date for this year's ICN annual meeting to be held in Costa Mesa, California.

By Board action the annual meeting date has been set for May 29, 2002 and the record date was established as April 9, 2002.

For the year 2001, ICN posted record full year revenues of $858 million and record full year pre-tax income at $144 million. According to independent analysis of stock performance (Bloomberg, March 20, 2002), year over year from March 2001 through March 2002 ICN outperformed the drug industry by 42%.

ICN stockholders are strongly advised to read the proxy statement relating to ICN's 2002 annual meeting of stockholders when it becomes available, as it will contain important information. Stockholders will be able to obtain this proxy statement, any amendments to the proxy statement and other documents filed by ICN with the Securities and Exchange Commission for free at the Internet website maintained by the Securities and Exchange Commission at www.sec.gov. In addition, ICN will mail the proxy statement to each stockholder of record on April 9, 2002. ICN will also make additional copies of the proxy statement and any amendments to the proxy statement available for free to ICN's stockholders. Please direct your request for the proxy statement to Investor Relations, ICN Pharmaceuticals, Inc., 3300 Hyland Avenue, Costa Mesa, California 92626, telephone (714) 545-0100, extension 3013.

ICN, its executive officers and directors may be deemed to be participants in the solicitation of proxies for ICN's 2002 annual meeting of stockholders. Information regarding these participants is contained in a filing under Rule 14a-12 filed by ICN with the Securities and Exchange Commission on April 4, 2002.

For further information, please contact Investors, Joseph Schepers, +1-212-754-4422, or Media, Peter Murphy, +1-714-545-0100, ext. 3213, both of ICN Pharmaceuticals.

SOURCE: ICN Pharmaceuticals